      Travelers Corporate Loan Fund Inc.

      Quarterly Report June 30, 2001                         Ticker Symbol: TLI

                                   [GRAPHIC]

[PHOTO]

HEATH B. MCLENDON

Chairman

[PHOTO]
Glenn N. Marchak

GLENN N. MARCHAK

Vice President and Investment Officer

T ravelers
Corporate
Loan Fund Inc.

Dear Shareholder:
We are pleased to provide you with the quarterly report for the period ended June 30, 2001 for the Travelers Corporate Loan Fund Inc. ("Fund"). We hope you find this report useful and informative. During the reporting period, the Fund distributed income dividends totaling $1.01 per share. The table below shows the annualized distribution rate and nine-month total return based on the Fund's net asset value per share ("NAV") at June 30, 2001 and the New York Stock Exchange ("NYSE") closing price at June 30, 2001./1/

                   Price         Annualized         Nine-Month
                 Per Share   Distribution Rate/2/ Total Return/2/
                 ---------   -------------------- ---------------
               $14.42 (NAV)         7.36%             2.44%
               $13.99 (NYSE)        7.59%             2.45%

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior secured corporate loans.


---------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investor may buy or sell shares of the Fund is at its market (NYSE) price as determined by the supply of and demand for the Fund's shares.
2 Total returns are based on changes in NAV and the market value, respectively, and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the above chart. This annualized distribution rate assumes a current monthly income dividend rate of $0.0885 for twelve months. This rate is as of July 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indictor to judge the return you receive from your fund investment. Past performance is not indicative of future results.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              1

We are pleased to report that, based on data provided by Lipper Inc. ("Lipper")/3/, the Fund had the highest cumulative total return for the quarter and six months ended June 30, 2001, when compared to all of the other funds in the "Loan Participation" category. Cumulative total return is based on distributed earnings plus any change in NAV. Of course, past performance is not indicative of future results.

On July 12, 2001, the Fund declared a regular monthly dividend for July of 8.85 cents per share. The July 2001 monthly dividend payout was reduced by one-half cent per share from the rate paid in June 2001 and is the seventh in a series of dividend reductions beginning in January 2001. The dividend reductions were largely in response to the series of six easings of short-term interest rates totaling 275 basis points by the Federal Reserve Board ("Fed") that began on January 3, 2001. The first five rate reductions were each 50 basis points and the latest reduction on June 27, 2001 was 25 basis points. The Fed has reduced short-term interest rates over this period from 6.50% to 3.75%.

Unlike fixed-rate investments, interest rates of corporate loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments provide investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates. Our dividend strategy during this period is to adjust the dividend to match as closely as possible the decline in interest earned on the investments in the Fund's portfolio resulting from the reduction in short-term interest rates.

Portfolio Review
Consistent with our original investment mandate, the portfolio is made up entirely of floating or variable rate corporate loans. As of June 30, 2001, the Fund had total net assets of approximately $141.1 million that had an average equivalent rating of "Ba3" and was invested in 28 industry sectors with the largest industry concentration of 12.4% in the telecommunications industry. We had interests in loans made to 82 issuers.

During the quarter, the Fund's NAV declined approximately 0.69% to $14.42 from $14.52 primarily as a result of a continuing general softness of prices in the corporate loan market. Since the end of the quarter, the Fund's NAV has remained relatively stable. One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third party pricing service.

---------
3 Lipper is an independent mutual fund-tracking organization.

--------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
2

As noted earlier, the regular monthly dividend was decreased by one-half cent to 8.85 cents on July 12, 2001 and this reduction followed six earlier decreases during the first quarter of 2001. We continue to believe that the odds are in favor of further rate reductions by the Fed and should that occur, we anticipate that our dividend would be directly affected, all things being equal. While the nominal rate of our dividends has decreased as the Fed reduced short-term interest rates, the real rate of return on our portfolio should remain strong as the expected rate of inflation subsides.

Shortly after the start of the fiscal third quarter, the Fund's share price began to recover from a drop-off that began at the end of March. The weakness at that time could have resulted from tax selling/4/. After trading as low as $13.45, the fund ended the fiscal quarter trading at $13.99 and is currently trading at over $14.00 per share. The Fund's shares continue to trade at a discount to the NAV of the Fund, however, this discount has been narrower than historical levels.

Corporate Loan Market Outlook
Little has changed in the quarter since our last report or since the beginning of the year for that matter. There continues to be a shortage of new issue supply, a high level of distressed and defaulted credits and a tight secondary market. On the positive side, credit structures remain strong and pricing on new transactions continues to be generous by historical standards.

Economic conditions remain weak and have resulted in weak corporate earnings. A general weakness in the capital markets has continued since our last report. These poor conditions have resulted in a high level of distressed and defaulted companies in the market. The supply of new issue has been below historical levels as a result of sluggish merger and acquisition and leveraged buyout activity. These conditions have driven an environment where secondary market prices for loans have shown more volatility than typically has been seen in past years. Companies and industry sectors viewed as attractive by the market tend to trade at prices above normal and those that have hit a bump in the road tend to be penalized more than would have been expected. The telecommunications industry is a good example. While there are many strong companies in the industry, in general, all loans in this sector have suffered due to the well-publicized troubles experienced by certain companies and segments within the industry.

---------
4 Tax selling is the act of selling securities, usually at year end, to realize losses in a portfolio, which can be used to offset capital gains and thereby lower an investor's tax liability. Tax selling may also occur prior to April 15th in order to raise cash to pay investor's tax liability.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              3

The capital markets, in general, have not provided easy access to credit while the cost of the credit that is available remains relatively high. While we have seen periods of improvement, the general trend remains leaning toward tight credit. We expect these conditions to continue as we anticipate the weakness in the economy to persist for the remainder of the year. Correspondingly, we expect the level of distressed and defaulted credits to increase somewhat before the end of the year.

In spite of the difficult market conditions, the long-term investment horizon continues to be attractive. Investors continue to display better credit discipline, as credit statistics and pricing have remained favorable to investors. We expect that these trends will continue for the foreseeable future. As the economy recovers, the discipline that has existed should drive stronger overall market dynamics going forward.

Investment Strategy
The environment in the corporate loan market has continued to be challenging. Our strategies for managing the portfolio during this period remain the same as those outlined in our earlier reports to you: maintain high credit standards when selecting loans to add to the portfolio; seek out loans that are priced appropriately for the credit risk of the loan; continue to improve the Fund's diversification at the margin; attempt to identify negative industry trends in advance of credit problems; monitor all loans to spot weakness and plan appropriate courses of action. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio.

We have not experienced any significant deterioration in the portfolio since our last report and the majority of the portfolio continues to perform well. However, there continues to be a higher level of risk in the portfolio than we had experienced prior to the downturn in the economy. We monitor the portfolio carefully and while we are confident the portfolio will continue to perform well, we must be vigilant in staying with the credit discipline that we have followed in the past.

Loan runoff from early repayments and refinancing activity has continued at a higher than normal pace while new loan issuance has remained below historical levels. While our asset levels remain satisfactory, they continued to trend lower during the reporting period. We believe that loan runoff will remain manageable for the foreseeable future, all things being equal. Should asset levels continue to fall, we will take our time to find assets that meet our high credit standards rather than purchasing lower quality assets in an effort to rebuild asset levels.

--------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
4

While we have continued to be decidedly conservative in investing in the telecommunications industry, it remains our largest industry concentration. Since the beginning of the fiscal year, we have added only one small position in the industry. On a net basis, our dollar exposure to and concentration in the telecommunications industry has been reduced.

While the telecommunications industry has suffered, the investments we have made have performed well on a relative basis and we continue to be comfortable with our investments in this industry. We have steered away from early or developmental stage telecom companies in the "build out" mode that are not producing positive cash flow and are potentially dependent on the capital markets to fund significant future capital expenditure needs. Rather, we have invested in established companies with less aggressive growth projections that have more normalized capital expenditure needs and are producing positive cash flow results sufficient to satisfy their operating cash flow needs.

Our goal in the Fund remains constant which is to work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. While the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve the best risk-adjusted returns available in the corporate loan asset class.

Economic Outlook
The economic slowdown continues although it has shown some early signs of stabilizing, as the rate of decline appears to have slowed. However, the evidence is inconclusive and weak corporate earnings and labor markets present a significant indication of the potential for further weakening. Recent data on key indicators have been weaker including the National Association of Purchasing Managers ("NAPM") Index/5/ for: manufacturing, services, construction spending, corporate earnings estimates, consumer confidence, vehicle sales, durable goods orders and manufacturing inventories. Technology activity continues to collapse, world economies continue to be fragile and the stock market rally of April/May has run out of steam.

GDP grew at a 0.7% rate in the second quarter down from 1.3% in the first quarter, the slowest in more than eight years. It marks the fourth consecutive quarter of growth below 2%, which hasn't happened since the last recession in 1990-1991. The NAPM Manufacturing Index has shown contraction for 12 straight months. The index stood at 43.6% in July, down from 44.7% in June. Levels below 50.0% indicate contraction while those above 50.0% indicate

---------
5 The NAPM Index is based on a national survey of purchasing managers which covers such indicators as new orders, production, employment, inventories, delivery times, prices, export orders and import orders.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              5
expansion. Industrial production fell in June for the 9th consecutive month, the longest string of declines since a 10-month stretch in 1982. The NAPM Non-manufacturing Index fell to 48.9% in July from 52.1% in June, the highest level this year. This was the third contraction in the last four months for businesses other than manufacturing. The report suggests that the effects of the worst manufacturing slowdown since 1982, a recession year, are taking a toll on retailers, wholesalers and other businesses.

Investment and capital spending, the growth engine for the last five years is likely to remain sluggish for the next several quarters as corporate profits continue to decline and the economy absorbs the high levels of investment of the last several years. Corporate earnings declines have been a significant factor resulting in the reduction of investment spending and payrolls. Standard & Poor's ("S&P"), a major ratings agency, estimates that second quarter operating EPS for the Standard & Poor's 500 Index ("S&P 500")/6/ declined a record 28% year over year. Net income at the nation's largest corporations plunged by two-thirds in the second quarter. Expectations are for continued profit weakness in the third quarter. Looking back at the 1970, 1974, 1982 and 1990 recessions, employment has never recovered before S&P 500 operating EPS has recovered.

The good news on employment is that the unemployment rate held steady at 4.5% in July, surprising many economists. The unemployment rate has continued to rise since October 2000 from a 30 year low of 3.9%. Even though the job market continues to weaken, it remains in one of the strongest conditions it has been in for three decades. July was the 49th consecutive month that the unemployment rate was below 5%. It had never fallen below that point in the years from 1973 to 1996 and has averaged 6.45% over the last 30 years.

On the other hand, the employment environment continues to weaken, albeit at a slower pace. The economy lost 42,000 jobs in July. Since March, the economy has lost an average of 65,000 workers per month. In comparison, from the end of 1996 until March 2001, the economy had added about 235,000 jobs per month. Manufacturing employment declined for the 12th month in a row although the sector showed the fewest number of cuts since December 2000. An economic slowdown typically hits manufacturing first and later spreads to the service sector. In recent months, layoffs have spread to service companies, which account for four of every five jobs in the US. Consumer and government spending have helped offset some of the declines in investment spending and kept alive the record expansion that began a decade ago. New home sales and automobile sales have surprisingly remained strong in the face of weak employment and economic conditions. However, automobile sales

---------
6 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks.

--------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
6
have begun to turn down more recently. As a corollary to the high rate of consumer spending, the savings rate remains negative. A return to a normal savings rate could result in a significant drag on consumer spending and the economy.

We expect the unemployment rate will reach 5% and continue to anticipate slower growth than the market expects over the next 12 months. Given the risks in the economy, we anticipate the Fed will reduce short-term interest rates again at their August 21 meeting by another 25 basis points. The $1.35 billion tax cut approved by Congress, a continuation of short-term interest rate cuts by the Fed coupled with the Fed's six short-term interest rate cuts earlier this year, in our opinion, should stimulate the economy a few quarters out and avoid a recession. The strength in consumer confidence is a key to the outcome of the economy. However, we anticipate a slow economic recovery rather than rapid growth; borrowing from economist's terminology, a U-shaped recovery.

The risks lie in consumer spending dropping significantly as a result of increased unemployment and/or an increase in the savings rate, before the stimulus of tax and interest rate cuts take hold. Should this occur, corporate profits could erode further and faster than expected and a further weakening of employment and spending could take hold. In this case, interest rates could decline more than is currently expected. Additional downside risks to the economic picture include the recent upturn in oil prices, uncertainty regarding utility costs in many parts of the country and the potential effects of significant erosion in key foreign economies including Japan, Argentina and Germany. We see little risk of inflation in the near term and as a result, do not anticipate higher interest rates for the foreseeable future.

We promise to seek the best risk-adjusted returns available from corporate loans and to work hard to provide you with a stable, long-term investment with competitive rates of return.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital.

Sincerely,

/s/ Heath B. McLendon  /s/ Glenn N. Marchak
Heath B. McLendon      Glenn N. Marchak
Chairman               Vice President and
                       Investment Officer
August 8, 2001

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              7

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 21. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


--------------------------------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
8

 Schedule of Investments (unaudited)                              June 30, 2001


   FACE                                           LOAN        STATED
  AMOUNT                  SECURITY                TYPE       MATURITY   VALUE*

----------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 100.0%
Aerospace/Defense -- 4.2%
$5,311,706 Decrane Aircraft Holdings, Inc.        Term B      9/30/05 $ 5,258,589
 2,462,586 Decrane Aircraft Holdings, Inc.        Term D     12/24/06   2,459,508
   281,250 Trans Digm, Inc.                       Term B      5/15/06     282,393
   718,750 Trans Digm, Inc.                       Term C      5/15/06     722,120
---------------------------------------------------------------------------------
                                                                        8,722,610
---------------------------------------------------------------------------------
Automotive -- 5.3%
 2,992,424 Dura Automotive Systems, Inc.          Term B      3/31/06   2,949,408
 1,950,312 J.L. French Automotive Casting, Inc.   Term B     10/21/06   1,602,507
 1,998,000 Metaldyne Corp.                        Term B     11/28/08   1,846,486
 4,657,718 Stoneridge, Inc.                       Term B     12/31/05   4,583,972
---------------------------------------------------------------------------------
                                                                       10,982,373
---------------------------------------------------------------------------------
Building Materials -- 4.0%
 1,991,174 Hanley-Wood, Inc.                      Term B      9/21/07   1,981,218
 1,312,060 Onex ABCO LP (Magnatrax)               Term B     11/15/05   1,200,535
 2,853,775 Panolam Industries International, Inc. Term B      1/31/07   2,782,431
 2,664,328 Trussway Holdings Inc.                 Term B     12/31/06   2,331,287
---------------------------------------------------------------------------------
                                                                        8,295,471
---------------------------------------------------------------------------------
Chemicals -- 8.4%
 2,955,000 Georgia Gulf Corp.                     Term B     11/10/06   2,955,000
 1,470,000 Huntsman ICI Chemical LLC              Term B      6/30/07   1,471,123
 1,470,000 Huntsman ICI Chemical LLC              Term C      6/30/08   1,473,951
   863,185 Lyondell Petrochemical Co.             Term B      6/30/05     869,468
 7,856,922 Lyondell Petrochemical Co.             Term E      5/17/06   8,087,719
   263,110 Messer Griesheim Industries Inc.       Term B      4/30/09     266,234
   486,890 Messer Griesheim Industries Inc.       Term C      4/30/10     492,672
 1,700,000 PMD Group, Inc.                        Term B      9/30/08   1,703,946
---------------------------------------------------------------------------------
                                                                       17,320,113
---------------------------------------------------------------------------------
Conglomerates -- 2.6%
 3,950,000 SPX Corp.                              Term B     12/31/06   3,960,582
 1,488,750 Gentek, Inc.                           Term C     10/31/07   1,444,087
---------------------------------------------------------------------------------
                                                                        5,404,669
---------------------------------------------------------------------------------
Consumer Products -- 1.6%
   935,750 American Safety Razor Co.              Term B      4/30/07     933,704
 1,927,284 Holmes Products Corp.                  Term B       2/5/07   1,358,735
 1,000,000 Shop Vac Corp.                         Multi-Draw   7/7/07   1,002,500
---------------------------------------------------------------------------------
                                                                        3,294,939
---------------------------------------------------------------------------------
Electric -- 1.9%
 3,980,000 Western Resources, Inc.                Term        3/17/03   4,007,860
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.

           --------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              9

 Schedule of Investments (unaudited) (continued)                  June 30, 2001

   FACE                                            LOAN      STATED
  AMOUNT                  SECURITY                 TYPE     MATURITY   VALUE*

---------------------------------------------------------------------------------
Entertainment -- 5.5%
$2,970,000 Corus Entertainment Inc.                Term B    9/30/07 $ 2,977,425
 1,250,000 Entravision Communications              Term B   12/31/08   1,257,187
 1,700,000 Hoops, L.P.                             Term A    9/30/05   1,701,487
 3,500,000 Six Flags Theme Parks Inc.              Term B    9/30/05   3,531,500
    80,000 Washington Football Group, Inc.         Term A   10/29/04      80,150
 1,720,000 Washington Football Group, Inc.         Term C   10/29/04   1,729,138
---------- --------------------------------------- -------- -------- -----------
                                                                      11,276,887
--------------------------------------------------------------------------------
Environmental -- 3.4%
 1,969,954 Allied Waste North America, Inc.        Term B    7/30/06   1,968,029
 2,363,945 Allied Waste North America, Inc.        Term C    7/30/07   2,359,051
 2,750,000 Casella Waste System, Inc.              Term B   12/14/06   2,703,938
---------- --------------------------------------- -------- -------- -----------
                                                                       7,031,018
---------- --------------------------------------- -------- -------- -----------
Food -- 2.8%
   993,333 Buffets, Inc.                           Term B     3/5/06   1,000,990
 1,000,000 Flowers Food Inc.                       Term B    3/26/07   1,006,875
 1,250,000 Michael Foods Inc.                      Term B    3/22/08   1,260,156
 1,902,277 NSC Operating Co. (Nutrasweet)          Term B    5/27/07   1,905,844
   500,000 NSC Operating Co. (Nutrasweet)          2nd Lien  5/25/09     496,250
---------- --------------------------------------- -------- -------- -----------
                                                                       5,670,115
---------- --------------------------------------- -------- -------- -----------
Gaming -- 3.8%
 1,200,000 Alliance Gaming Corp.                   Term B   12/15/06   1,195,000
   906,686 Ameristar Casinos, Inc.                 Term B   12/26/06     910,653
   777,160 Ameristar Casinos, Inc.                 Term C   12/26/07     780,560
 2,481,250 Scientific Games Corporation (Autotote) Term B    9/30/07   2,444,031
 1,320,000 Isle of Capri Casinos, Inc.             Term B     3/2/06   1,319,484
 1,155,000 Isle of Capri Casinos, Inc.             Term C     3/2/07   1,154,548
---------- --------------------------------------- -------- -------- -----------
                                                                       7,804,276
---------- --------------------------------------- -------- -------- -----------
Healthcare -- 4.0%
 1,246,875 Caremark Rx Inc.                        Term B    3/15/06   1,257,396
   900,000 Stericycle, Inc.                        Term B   11/10/06     905,812
 6,052,421 Stryker Corp.                           Term B    12/4/05   6,084,578
---------- --------------------------------------- -------- -------- -----------
                                                                       8,247,786
---------- --------------------------------------- -------- -------- -----------
Home Construction -- 1.0%
 1,985,000 Lennar Corp.                            Term B     5/2/07   1,998,957
---------- --------------------------------------- -------- -------- -----------
Independent Energy -- 1.6%
 3,372,505 Heating Oil Partners LP                 Term      9/30/03   3,372,505
---------- --------------------------------------- -------- -------- -----------
Industrial - Other -- 6.3%
 2,436,743 Flowserve Corp.                         Term B    6/30/08   2,454,409
 2,079,072 General Cable Corp.                     Term B    5/27/07   2,052,216
   996,250 Iron Mountain, Inc.                     Term B    2/28/06   1,006,301
 2,018,568 Mark IV Industries, Inc.                Term B    9/11/08   1,944,553

                      See Notes to Financial Statements.

           --------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
10

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


   FACE                                              LOAN        STATED
  AMOUNT                   SECURITY                  TYPE       MATURITY   VALUE*

-------------------------------------------------------------------------------------
Industrial - Other -- 6.3% (continued)
$1,473,750 Mueller Group, Inc.                       Term B      8/16/06 $ 1,482,040
 1,473,750 Mueller Group, Inc.                       Term C      8/16/07   1,483,575
   990,000 Mueller Group, Inc.                       Term D      8/16/07     997,425
 2,346,686 Western Industries Ltd.                   Term B      6/23/06   1,525,346
------------------------------------------------------------------------------------
                                                                          12,945,865
------------------------------------------------------------------------------------
Insurance -- 0.7%
 1,406,250 Oxford Health Plans, Inc.                 Term B      6/30/06   1,410,645
------------------------------------------------------------------------------------
Lodging -- 0.7%
 1,500,000 Starwood Hotels & Resorts Worldwide, Inc. IRN         2/23/03   1,506,937
------------------------------------------------------------------------------------
Media/Cable -- 7.7%
 2,500,000 Century Cable Holdings (Adelphia)         Term B      9/28/09   2,502,213
 9,000,000 Charter Communications Operating LLC      Term B      3/18/08   8,952,874
 1,736,842 Classic Cable, Inc.                       Term B      1/31/08   1,588,342
   868,421 Classic Cable, Inc.                       Term C      1/31/08     789,178
 2,000,000 Insight Midwest LLC                       Term B     12/31/09   2,016,250
------------------------------------------------------------------------------------
                                                                          15,848,857
------------------------------------------------------------------------------------
Media/Non-Cable -- 11.5%
 4,788,636 21st Century Newspapers                   Term B      9/15/05   4,758,707
 1,782,857 Advanstar Communications Inc.             Term B     10/12/08   1,790,101
 4,489,985 American Media Operation Inc.             Term B       4/1/07   4,501,772
 1,837,203 Canwest Media Inc.                        Term B      5/15/08   1,845,929
 1,147,797 Canwest Media Inc.                        Term C      5/15/09   1,153,249
 1,000,000 Emmis Communications Corp.                Term B      2/28/07     996,071
 4,000,000 Susquehanna Media Co.                     Term B      6/30/08   3,930,000
 1,792,112 Trader.com N.V.                           Term B      12/6/06   1,778,672
 1,207,888 Trader.com N.V.                           Term C      12/6/07   1,198,828
 1,728,680 Young Broadcasting, Inc.                  Term B     12/31/06   1,739,190
------------------------------------------------------------------------------------
                                                                          23,692,519
------------------------------------------------------------------------------------
Metals -- 0.8%
 1,674,500 Ucar International Inc.                   Term B     12/31/07   1,616,790
------------------------------------------------------------------------------------
Other - Energy -- 1.4%
 1,398,281 TransMontaigne Inc.                       Term B       7/1/06   1,382,551
 1,500,000 Westmoreland Mining LLC                   Term        6/30/02   1,500,000
------------------------------------------------------------------------------------
                                                                           2,882,551
------------------------------------------------------------------------------------
Other - Financial Institutions -- 2.1%
 1,477,068 Bridge Information Systems, Inc.          Multi-Draw  5/29/03     568,671
 2,739,352 Bridge Information Systems, Inc.          Term B      5/29/05   1,054,651
 2,955,000 Outsourcing Solutions Inc.                Term B      6/10/06   2,787,549
------------------------------------------------------------------------------------
                                                                           4,410,871
------------------------------------------------------------------------------------
Packaging -- 0.5%
   990,942 Greif Brothers Corp.                      Term B      2/28/08     994,162
------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

           --------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              11

 Schedule of Investments (unaudited) (continued)                  June 30, 2001


   FACE                                           LOAN    STATED
  AMOUNT                  SECURITY                TYPE   MATURITY     VALUE*

---------------------------------------------------------------------------------
Railroads -- 1.4%
$1,990,000 Kansas City Southern Railway Co.       Term B 12/29/06  $   2,006,634
   924,153 RailAmerica, Inc.                      Term B 12/31/06        928,846
--------------------------------------------------------------------------------
                                                                       2,935,480
--------------------------------------------------------------------------------
Refining -- 0.5%
 1,000,000 Dresser Inc.                           Term B  4/10/09      1,013,250
--------------------------------------------------------------------------------
Technology -- 2.2%
 2,487,500 Suez Acquisition Co.                   Term B 11/22/06      2,462,003
 2,271,279 Trend Technologies, Inc.               Term B   3/9/07      2,112,289
--------------------------------------------------------------------------------
                                                                       4,574,292
--------------------------------------------------------------------------------
Telecommunications -- 12.4%
 1,043,673 American Cellular Corp.                Term B  3/31/08      1,034,190
 1,192,770 American Cellular Corp.                Term C  3/31/09      1,181,931
 2,885,407 Centennial Cellular Operating Co.      Term B   5/1/07      2,853,396
 2,885,204 Centennial Cellular Operating Co.      Term C 11/30/07      2,853,496
 1,000,000 Crown Castle Operating Co.             Term B  3/31/08      1,003,500
 1,970,000 Dobson Operating Co.                   Term B   1/7/08      1,936,510
   997,423 FairPoint Commununications, Inc.       Term C  3/30/07        994,929
 3,750,000 Nextel Finance Co.                     Term B  6/30/08      3,452,344
 3,750,000 Nextel Finance Co.                     Term C 12/31/08      3,452,344
 2,500,000 Rural Cellular Corp.                   Term B  10/3/08      2,453,125
 2,500,000 Rural Cellular Corp.                   Term C   4/3/09      2,450,625
 2,000,000 Western Wireless Corp.                 Term B  9/30/08      1,994,792
--------------------------------------------------------------------------------
                                                                      25,661,182
--------------------------------------------------------------------------------
Transportation Services -- 1.7%
 1,079,440 Evergreen International Aviation, Inc. Term D  4/28/04        906,730
 2,500,000 TravelCenters of America, Inc.         Term B 11/14/08      2,521,875
--------------------------------------------------------------------------------
                                                                       3,428,605
--------------------------------------------------------------------------------
           TOTAL SENIOR COLLATERALIZED LOANS
           (Cost -- $212,170,888**)                                $ 206,351,585
--------------------------------------------------------------------------------

 * Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ------------------------------------
    2nd Lien       -- Subordinate Loan to 1st Lien
    IRN            -- Increasing Rate Note
    Multi Draw     -- Multi Draw Term Loan
    Term           -- Term Loan
    Term A         -- Term Loan A
    Term B         -- Term Loan B
    Term C         -- Term Loan C
    Term D         -- Term Loan D
    Term E         -- Term Loan E

                      See Notes to Financial Statements.

           --------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
12

 Statement of Assets and Liabilities (unaudited)                  June 30, 2001


ASSETS:
  Investments, at value (Cost -- $212,170,888)              $206,351,585
  Dividends and interest receivable                            1,505,671
-----------------------------------------------------------------------
  Total Assets                                               207,857,256
-----------------------------------------------------------------------
LIABILITIES:
  Notes payable                                               65,700,000
  Payable to bank                                                536,175
  Dividends payable                                              294,235
  Management fees payable                                        149,232
  Interest payable                                                38,928
  Accrued expenses                                                67,774
-----------------------------------------------------------------------
  Total Liabilities                                           66,786,344
-----------------------------------------------------------------------
Total Net Assets                                            $141,070,912
----------------------------------------------------------  ------------
NET ASSETS:
  Par value of capital shares                               $      9,782
  Capital paid in excess of par value                        146,269,339
  Accumulated net investment income                              870,437
  Accumulated net realized loss from security transactions      (259,343)
  Net unrealized depreciation of investments                  (5,819,303)
-----------------------------------------------------------------------
Total Net Assets                                            $141,070,912
-----------------------------------------------------------------------
Shares Outstanding                                             9,781,667
-----------------------------------------------------------------------
Net Asset Value                                                   $14.42
-----------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              13

 Statement of Operations (unaudited)


For the Nine Months Ended June 30, 2001

INVESTMENT INCOME:
  Interest                                                                     $14,807,806
  Less: Interest expense                                                        (3,244,115)
-----------------------------------------------------------------------------------------
  Total Investment Income                                                       11,563,691
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                        1,663,762
  Audit and legal                                                                   61,643
  Shareholder communications                                                        55,891
  Shareholder and system servicing fees                                             49,874
  Directors' fees                                                                   28,318
  Registration fees                                                                 13,042
  Custody                                                                            5,217
  Other                                                                             37,897
-----------------------------------------------------------------------------------------
  Total Expenses                                                                 1,915,644
-----------------------------------------------------------------------------------------
Net Investment Income                                                            9,648,047
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          38,949,109
   Cost of securities sold                                                      39,206,961
-----------------------------------------------------------------------------------------
  Net Realized Loss                                                               (257,852)
-----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period                                                             570,147
   End of period                                                                (5,819,303)
-----------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                       (6,389,450)
-----------------------------------------------------------------------------------------
Net Loss on Investments                                                         (6,647,302)
-----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 3,000,745
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
14

 Statements of Changes in Net Assets


For the Nine Months Ended June 30, 2001 (unaudited) and the Year Ended September 30, 2000

                                                                     2001          2000
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                          $  9,648,047  $ 13,656,396
  Net realized gains (loss)                                          (257,852)      260,605
  Increase (Decrease) in net unrealized appreciation               (6,389,450)        4,590
------------------------------------------------------------------------------------------
  Increase in Net Assets from Operations                            3,000,745    13,921,591
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (9,845,248)  (14,070,928)
  Net realized gains                                                 (220,088)     (263,127)
------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders       (10,065,336)  (14,334,055)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Proceeds from sale of shares (net of $225,000 offering costs)            --            --
  Cost of shares reacquired                                                --            --
------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets from Fund Share
   Transactions                                                            --            --
------------------------------------------------------------------------------------------
Decrease in Net Assets                                             (7,064,591)     (412,464)
NET ASSETS:
  Beginning of period                                             148,135,503   148,547,967
------------------------------------------------------------------------------------------
  End of period*                                                 $141,070,912  $148,135,503
---------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                   $870,437    $1,067,638
------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

           --------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              15

 Statement of Cash Flows (unaudited)

For the Nine Months Ended June 30, 2001

 CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividends received                                $ 14,917,481
   Operating expenses paid                                          (1,979,212)
   Interest paid on bank loans                                      (3,287,518)
   Net short-term purchases                                          2,109,216
   Purchases of portfolio securities                               (40,731,730)
   Proceeds from disposition of long-term securities                38,949,109
 ----------------------------------------------------------------------------
   Net Cash Flows Provided By Operating and Investing Activities     9,977,346
 ----------------------------------------------------------------------------
 CASH FLOWS USED BY FINANCING ACTIVITIES:
   Net borrowings under line-of-credit agreement                      (500,000)
   Proceeds from Issuance of Common Stock                                   --
   Cash dividends paid on common stock                             (10,151,256)
 ----------------------------------------------------------------------------
   Net Cash Flows Used By Financing Activities                     (10,651,256)
 ----------------------------------------------------------------------------
 NET INCREASE IN CASH                                                 (673,910)
 Cash, Beginning of period                                             137,735
 ----------------------------------------------------------------------------
 Payable to Bank, End of period                                   $   (536,175)
 ----------------------------------------------------------------------------

 RECONCILIATION OF INCREASE IN NET ASSETS FROM
 OPERATIONS TO NET CASH FLOWS PROVIDED BY
 OPERATING AND INVESTING ACTIVITIES:
   Increase in Net Assets From Operations                         $  3,000,745
 ----------------------------------------------------------------------------
   Amortization of discount on securities                               86,646
   Decrease in investments, at value                                 6,887,246
   Decrease in interest payable for money borrowed                     (43,403)
   Decrease in dividends and interest receivable                       109,675
   Decrease in accrued expenses                                        (63,563)
 ----------------------------------------------------------------------------
   Total Adjustments                                                 6,976,601
 ----------------------------------------------------------------------------
 Net Cash Flows Provided By Operating and Investing Activities    $  9,977,346
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
16

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $27,900 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment advisor, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-advisor, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              17
instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser for the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average daily assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average daily assets for the services TAMIC provides as sub-adviser. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup or its affiliates.

3. Investments

During the nine months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------
Purchases                                                   $40,760,263
-----------------------------------------------------------------------
Sales                                                        38,949,109
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
18

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------
Gross unrealized appreciation                               $ 1,316,340
Gross unrealized depreciation                                (7,135,643)
-----------------------------------------------------------------------
Net unrealized depreciation                                 $(5,819,303)
-----------------------------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement was renewed on January 30, 2001. The 364 day revolving credit agreement matures on January 29, 2002 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at June 30, 2001 was $65.7 million at a weighted average interest rate of 5.81%, which represented 31.77% of net assets plus borrowings. Average aggregate borrowings for the nine months ended June 30, 2000, were $68,047,272 and the average annualized interest rate was 5.92%.

5. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SBFM. The balance of $225,000 was paid by the Fund.

6. Capital Shares

At June 30, 2001, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              19

 Financial Highlights


For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                             2001/(1)/       2000  1999/(2)/
  -----------------------------------------------------------------------------
  Net Asset Value, Beginning of Period         $15.14      $15.19    $15.00
  -------------------------------------------------------------------------
  Income (Loss) From Operations:
    Net investment income                        0.99        1.40      0.97
    Net realized and unrealized gain (loss)     (0.68)       0.02      0.09
  -------------------------------------------------------------------------
  Total Income From Operations                   0.31        1.42      1.06
  -------------------------------------------------------------------------
  Offering Costs on Issuance of Common Stock       --          --     (0.02)
  -------------------------------------------------------------------------
  Less Distributions From:
    Net investment income                       (1.01)      (1.44)    (0.85)
    Net realized gains                          (0.02)      (0.03)       --
  -------------------------------------------------------------------------
  Total Distributions                           (1.03)      (1.47)    (0.85)
  -------------------------------------------------------------------------
  Net Asset Value, End of Period               $14.42      $15.14    $15.19
  -------------------------------------------------------------------------
  Total Return, Based on Market Value            2.45%++    13.35%     1.68%++
  -------------------------------------------------------------------------
  Total Return, Based on Net Asset Value         2.44%++    10.55%     7.45%++
  -------------------------------------------------------------------------
  Net Assets, End of Period (000s)           $141,071    $148,136  $148,548
  -------------------------------------------------------------------------
  Ratios to Average Net Assets:
    Net investment income                        8.99%+      9.20%     7.48%+
    Interest expense                             3.02+       3.04      1.68+
    Organization expense                           --          --      0.24+
    Other expenses                               1.79+       1.70      1.63+
  -------------------------------------------------------------------------
  Portfolio Turnover Rate                          19%         59%       53%
  -------------------------------------------------------------------------
  Market Value, End of Period                $13.9900    $14.6875   $14.375
  -------------------------------------------------------------------------

(1) For the nine months ended June 30, 2001 (unaudited).
(2) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

--------------------------------------------------------------------------------
                                          2001 Quarterly Report to Shareholders
20

 Dividend Reinvestment Plan (unaudited)


Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              21

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

--------------------------------------------------------
                                           2001 Quarterly Report to Shareholders
22

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.



--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                              23

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George Pavia

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

[LOGO] NYSE Logo

Investment Adviser
Smith Barney Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management
International Company LLC

Custodian
PFPC Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Travelers Corporate
Loan Fund Inc.
7 World Trade Center
New York, New York 10048

FD01804 8/01